Virtus Rampart Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated November 21, 2019 to the Summary Prospectus dated January 28, 2019,

the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (SAI) dated January 28, 2019,

each as supplemented

Important Notice to Investors

The Board of Trustees of the Virtus Opportunities Trust (the “Board”), on behalf of the Virtus Rampart Alternatives Diversifier Fund (the “Fund”), has approved the replacement of the Fund’s current subadviser, Rampart Investment Management, LLC, with Duff & Phelps Investment Management Co. (“Duff & Phelps”), and has voted to recommend that shareholders approve the replacement. A Special Meeting of Shareholders for purposes of voting on the proposal to replace the current subadviser with Duff & Phelps, as well as a proposal to permit the Fund’s investment adviser to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, is scheduled to take place on January 14, 2020. If approved by shareholders, Duff & Phelps would become subadviser to the Fund on or about January 16, 2020.

In connection with the subadviser change, the Fund’s name will be changed to Virtus Duff & Phelps Real Asset Fund and the current portfolio manager of the Fund will be replaced with Duff & Phelps portfolio managers. Additionally, the Fund’s principal investment strategies and certain principal risks will be revised to reflect the strategies to be employed by Duff & Phelps in managing the Fund.

Additional information about the proposed subadviser change, as well as the resulting strategy and risk changes, will be distributed in a Proxy Statement to shareholders of the Virtus Rampart Alternatives Diversifier Fund as of the record date, which is October 28, 2019. The Proxy Statement is also available on the Securities and Exchange Commission’s website, www.sec.gov.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/AltsDivChanges&Proxy (11/2019)